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                                                                     EXHIBIT 25



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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)    / /

                              -----------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)


                             --------------------


                        OCCIDENTAL PETROLEUM CORPORATION
               (Exact name of obligor as specified in its charter)



Delaware                                                     95-4035997
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

10889 Wilshire Boulevard
Los Angeles, California                                      90024
(Address of principal executive offices)                     (Zip code)

                             ----------------------

                                 Debt Securities
                       (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------

         Superintendent of Banks of the State of     2 Rector Street, New York,
         New York                                    N.Y.  10006, and Albany,
                                                     N.Y. 12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association         New York, New York

         (b)     Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.  (See Note on page 3.)

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)



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         6.      The consent of the Trustee required by Section 321(b) of the
                 Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.




                                     - 3 -

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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of May, 1995.

                                                    THE BANK OF NEW YORK


                                                    By: /s/ WALTER N. GITLIN
                                                        -----------------------
                                                        Name:  WALTER N. GITLIN
                                                        Title: VICE PRESIDENT



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                                                                       EXHIBIT 7
________________________________________________________________________________

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                      And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                   Dollar Amounts
                                                                    in Thousands
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin .....           $ 2,715,471
  Interest-bearing balances ..............................               853,709
Securities:
  Held-to-maturity securities ............................             1,346,480
  Available-for-sale securities ..........................             1,564,425
Federal funds sold in domestic offices of the bank .......             5,557,770
Loans and lease financing receivables:
  Loans and leases, net of unearned income .....24,091,702
  LESS: Allowance for loan and lease losses .......581,958
  LESS: Allocated transfer risk reserve ............31,502
  Loans and leases, net of unearned income, allowance,
   and reserve ...........................................            23,478,242
Assets held in trading accounts ..........................               746,396
Premises and fixed assets (including capitalized leases)..               624,567
Other real estate owned ..................................                46,570
Investments in unconsolidated subsidiaries and associated
  companies ..............................................               181,905
Customers' liability to this bank on acceptances
  outstanding ............................................               794,339
Intangible assets ........................................                77,527
Other assets .............................................             1,300,004
                                                                     -----------
Total assets .............................................           $39,287,405
                                                                     ===========

LIABILITIES
Deposits:
  In domestic offices ....................................           $18,681,498
  Noninterest-bearing ...........................7,230,562
  Interest-bearing .............................11,450,936
  In foreign offices, Edge and Agreement subsidiaries,
   and IBFs ..............................................            10,611,477
  Noninterest-bearing ..............................69,012
  Interest-bearing .............................10,542,465
Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices of the bank
  and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased ................................             1,033,228
  Securities sold under agreements to repurchase .........                31,875
Demand notes issued to the U.S. Treasury .................               141,663
Trading liabilities ......................................               562,071
Other borrowed money:
  With original maturity of one year or less .............             1,576,410
  With original maturity of more than one year ...........               243,955
Bank's liability on acceptances executed and outstanding..               796,534
Subordinated notes and debentures ........................             1,056,320
Other liabilities ........................................             1,490,732
                                                                     -----------
Total liabilities ........................................            36,225,763
                                                                     -----------

EQUITY CAPITAL
Common stock .............................................               942,284
Surplus ..................................................               525,666
Undivided profits and capital reserves ...................             1,654,282
Net unrealized holding gains (losses) on
  available-for-sale securities ..........................           (    54,920)
Cumulative foreign currency translation adjustments ......           (     5,670)
                                                                     -----------
Total equity capital .....................................             3,061,642
                                                                     -----------
Total liabilities and equity capital .....................           $39,287,405
                                                                     ===========


       I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

       J. Carter Bacot     )
       Alan R. Griffith    )     Directors
       Thomas A. Renyi     )
________________________________________________________________________________

                Reprinted from American Banker February 22, 1995